Exhibit 2.2


                                VOTING AGREEMENT

      This Voting Agreement (this "Agreement") is made and entered into on June 23, 2003, by and among Kroll Inc., a Delaware corporation ("Acquiror"), the stockholders of Factual Data Corp, a Colorado corporation (the "Company"), whose names appear on Schedule A hereto (each a "Stockholder" and collectively, the "Stockholders"), and the Company.

                                    RECITALS

      WHEREAS, concurrent with the execution of this Agreement, Acquiror, Golden Mountain Acquisition Corporation, a Colorado corporation ("Merger Sub"), and the Company are entering into an Agreement and Plan of Reorganization (as amended, modified or supplemented in accordance with the terms, the "Merger Agreement"), which provides for the acquisition of the Company by Acquiror, subject to certain conditions, through a merger whereby Merger Sub will merge into Company and the holders of the outstanding shares of common stock of the Company will be entitled to receive cash and shares of common stock of Acquiror as provided in the Merger Agreement;

      WHEREAS, as of the date hereof, each Stockholder is the beneficial holder of the number of Shares (as defined below) set forth opposite such Stockholder's name on Schedule A hereto;

      WHEREAS, Acquiror and each Stockholder wish to provide for the voting of the Shares beneficially held by such Stockholder with respect to the adoption and approval of the Merger Agreement, the Merger and the other transactions contemplated;

      WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Acquiror has required that the Stockholders enter into this Agreement; and

      WHEREAS, in order to induce Acquiror to enter into the Merger Agreement, the Stockholders are willing to enter into this Agreement;

      NOW, THEREFORE, as an inducement to Acquiror to enter into the Merger Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto), and intending to be legally bound hereby, the parties hereto agree as follows:

                                    AGREEMENT

      1. Certain Definitions. For purposes of this Agreement the following terms shall have the following meanings (all other capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement):

      1.1 "Expiration Time" shall mean the earlier to occur of (i) the termination of the Merger Agreement in accordance with its terms and (ii) the Effective Time of the Merger.

      1.2 "Person" shall mean any individual, corporation, limited liability company, partnership, trust or other entity or governmental authority.

      1.3 "Shares" shall mean (with respect to each Stockholder): (i) all equity securities of the Company (including all shares of common stock or preferred stock, and all options, warrants and other rights to acquire shares of common stock or preferred stock) beneficially owned by such Stockholder as of the date of this Agreement and (ii) all additional equity securities of the Company (including all additional shares of common stock or preferred stock, and all additional options, warrants and other rights to acquire shares of common stock or preferred stock) which such Stockholder acquires beneficial ownership of during the period from the date of this Agreement through the Expiration Time.

      1.4 A Person shall be deemed to have effected a "Transfer" of a security if such Person directly or indirectly: (i) sells, assigns, pledges, encumbers, grants an option with respect to, transfers or disposes of (by operation of law or otherwise) such security or any interest in such security (except that the exercise of an option to purchase Shares by Stockholder shall not be deemed a Transfer); (ii) enters into an agreement or commitment providing for the sale of, assignment of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of (by operation of law or otherwise) such security or any interest therein; or (iii) tenders, or agrees or commits to tender, any Shares in a tender offer, exchange offer, or like transaction (such a Transfer is referred to as a "Tender").

      2. Transfer and Voting of Shares.

            2.1 Transferee of Shares to be Bound by this Agreement. Each Stockholder agrees that, during the period from the date of this Agreement through the Expiration Time, such Stockholder shall not direct, cause or permit any Transfer of any of the Shares to be effected unless (i) such Transfer is not a Tender and (ii) the proposed transferee(s) agrees to be bound to the terms hereof and executes and delivers to Acquiror a voting agreement and proxy in the exact form of this Agreement prior to the Transfer, and that any attempted transfer not in compliance with the terms of this Agreement shall be null and void. The Company agrees that, during the period from the date of this Agreement through the Expiration Time, it will not recognize as valid or otherwise any Transfer or purported Transfer effected in violation of this Agreement.

            2.2 Transfer of Voting Rights. Each Stockholder agrees that, during the period from the date of this Agreement through the Expiration Time, such Stockholder (except as contemplated by this Agreement) shall not deposit (or permit the deposit of) any Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of such Stockholder under this Agreement with respect to any of the Shares.

      3. Agreement to Vote Shares. Each Stockholder agrees that, during the period from the date of this Agreement through the Expiration Time, at every meeting of the stockholders of the Company (however called), and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company, he shall vote all of the Shares he beneficially owns, or shall cause such Shares to be voted, (i) in favor of the adoption, approval and consummation of the Merger Agreement, the Merger and the other transactions contemplated thereby, and in favor of any matter that could reasonably be expected to facilitate the Merger (to the extent that such Shares have a right to vote thereon), (ii) against any other Acquisition Proposal or Alternative Transaction, and (iii) against any proposal that could reasonably be expected to (A) result in any change in the directors of the Company, any change in the present capitalization of the Company or any amendment to the Company's Certificate of Incorporation or By-laws; (B) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; (C) impair in any material respect the ability of the Company to perform its obligations under the Merger Agreement; or (D) otherwise prevent or materially delay the consummation of the transactions contemplated by the Merger Agreement.

      4. Stockholder Capacity. Acquiror acknowledges and agrees that each Stockholder is executing and delivering this Agreement solely in his capacity as the record and beneficial owner of his Shares and no provision of this Agreement shall limit or otherwise restrict such Stockholder with respect to any act or omission that such Stockholder may undertake or authorize in his capacity as an officer of the Company or a member of the Board of Directors of the Company, as the case may be, including, without limitation, any vote that such Stockholder may make in his capacity as a director of the Company with respect to any matter presented to the Board of Directors of the Company.

      5. Irrevocable Proxy.

            5.1 Revocation of Prior Proxies. Each Stockholder hereby revokes any and all proxies or powers of attorney in existence immediately prior to the execution of this Agreement with respect to any Shares beneficially owned by such Stockholder.

            5.2 Granting of Proxy. Concurrently with the execution of this Agreement, each Stockholder shall deliver to Acquiror an originally executed proxy in the form attached hereto as Schedule B (the "Proxy"), which shall be coupled with an interest and shall therefore be irrevocable to the fullest extent permissible by law, with respect to the Shares referred to therein. Each Stockholder agrees that to the extent such Stockholder acquires additional Shares after the date hereof and prior to the Expiration Time, such Stockholder shall promptly deliver to Acquiror an originally executed Proxy with respect to such additional Shares.

      6. Representations and Warranties of the Stockholder. Each Stockholder represents and warrants to Acquiror that such Stockholder: (i) is the sole beneficial and record owner of the Shares set forth opposite such Stockholder's name on Schedule A hereto, free and clear of any liens, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances, (ii) does not beneficially own any Shares other than those indicated on Schedule A to this Agreement, and (iii) has full power and authority to make, enter into, and carry out the terms of this Agreement and the Proxy and that the terms of this Agreement and the Proxy do not conflict with, breach or otherwise violate any other agreement (or proxy) to which such Stockholder is a party.

      7. Additional Documents. Each Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Acquiror, to carry out the intent of this Agreement.

      8. Consents and Waivers.

            8.1 Consummation of Merger. Each Stockholder hereby gives any consents or waivers that are required for the consummation of the Merger under the terms of any agreements to which such Stockholder is a party or pursuant to any rights such Stockholder may have, in any case only in such Stockholder's capacity as the holder of the Shares (and specifically excluding, for example, any agreement or rights Stockholder may have pursuant to any employment or severance agreement).

            8.2 Waiver of Appraisal Rights. Each Stockholder hereby waives any rights of appraisal or rights to dissent with respect to the Merger.

      9. No Solicitation. Prior to the Expiration Date, each Stockholder shall not as a stockholder (either individually or through any representatives or agents): (i) solicit, initiate, or encourage (including by way of furnishing information), directly or indirectly, any inquiries regarding, or the submission of, any Acquisition Proposal; (ii) participate in any discussions or negotiations regarding, or furnish to any Person any information or data with respect to, or take any other action to knowingly facilitate the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal; or (iii) enter into any agreement with respect to any proposal for an Acquisition Proposal or approve or resolve to approve any proposal for an Acquisition Proposal. Upon execution of this Agreement, each Stockholder shall (A) immediately cease any existing activities, discussion or negotiations with any parties conducted prior to such time with respect to any of the foregoing; and (B) promptly (but in all events within twenty-four hours) notify Acquiror of the existence of any proposal, discussion, negotiation, or inquiry received by such Stockholder with respect to a potential Acquisition Proposal and communicate the terms of any such proposal, discussion, negotiation, or inquiry to Acquiror (including provision to Acquiror of any written materials received by such Stockholder in connection with such proposal, discussion, negotiation, or inquiry). This Section 9 shall not apply to action of a Stockholder in their capacity as a director of the Company, and there shall be a presumption that actions taken with the express authority of the Board of Directors of the Company shall be action taken in their capacity as a director (if such Stockholder is a director of the Company).

      10. Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Time.

      11. Miscellaneous.

            11.1 Invalidity of Provisions. Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part hereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof. To the extent permitted by applicable law, the parties hereto waive any provision of law which renders any provision of this Agreement invalid or unenforceable in any respect. The parties shall endeavor in good faith negotiations to replace any provision that is declared invalid or unenforceable with a valid and enforceable provision, the effect of which comes as close as possible to that of the invalid or unenforceable provision that it replaces, but is not more restrictive to the Stockholders than the provision declared invalid or unenforceable.

            11.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, heirs and legal or personal representatives, and shall survive the death or incapacity of any Stockholder; provided, however, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other parties hereto.

            11.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by Acquiror and Stockholders beneficially holding a majority of the Shares listed on Schedule A hereto. No such modification, amendment, alteration or supplement shall be binding on the Company without the Company's written consent or on any individual Stockholder without such Stockholder's written consent.

            11.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Acquiror will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholders set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Acquiror upon any such violation, Acquiror shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Acquiror at law or in equity, all without the need to post a bond or other security.

            11.5 Notices. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given when actually received if delivered personally against written receipt, or telecopied with answer back confirmation, or mailed (postage prepaid by registered mail, return receipt requested), or sent by overnight courier, to the parties at the following addresses or facsimile numbers:

      If to any Stockholder:

      At the address and facsimile number specified on the signature page to this Agreement.


      If to Acquiror:

      Kroll Inc.
      900 Third Avenue
      New York, New York 10022
      Attention:  General Counsel
      Facsimile:  (212) 750-5628

      with a copy to:

      Gibson, Dunn & Crutcher LLP

      200 Park Avenue
      New York, New York 10166
      Attention:  Steven R. Shoemate, Esq.
      Facsimile No. :   (212) 351-4035
      Telephone No. :   (212) 351-4000


      If to Company:

      Factual Data Corp.
      5200 Hahns Peak Drive
      Loveland, Colorado 80528
      Attention:  Chief Executive Officer
      Facsimile No.: (800) 929-3400
      Telephone No.: (970) 663-5700

      with a copy to:

      Jones & Keller P.C.
      1625 Broadway, Suite 1600
      Denver, Colorado 80202
      Attention:  Samuel E. Wing, Esq.
      Facsimile No.:    (303) 573-0769
      Telephone No.: (303) 573-1600

      All such notices, requests and other communications shall (i) if delivered personally, telecopied or couriered, be deemed given upon delivery and (ii) if mailed, be deemed given three (3) business days after mailing (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

            11.6 Governing Law. This Agreement and any disputes or controversies with respect hereto shall be governed by and construed in accordance with the laws of the State of Delaware without regard to applicable principles of conflicts of law that would apply the law of any other jurisdiction.

            11.7 Consent to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of (i) any Delaware State court and (ii) any Federal court of the United States of America sitting in the State of Delaware, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and each agrees that no such action, suit or proceeding relating to this Agreement shall be brought by it or any of its affiliates except in such courts). Each of the parties hereto further agrees that, to the fullest extent permitted by applicable law, service of any process, summons, notice or document by registered mail to such persons respective address set forth above shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives (and agrees not to plead or claim) any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) any Delaware State court or (ii) any Federal court of the United States of America sitting in the State of Delaware, or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

            11.8 Entire Agreement. This Agreement and the Proxy contain the entire understanding of the parties hereto in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

            11.9  Interpretation.

                  11.9.1 The headings used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

                  11.9.2 Unless the context otherwise requires, words importing the singular include the plural and vice versa, and words importing gender include all genders.

                  11.9.3      "including" means "including, without
limitation,".

            11.10 Counterparts. This Agreement may be executed by facsimile signature and in several counterparts, each of which shall be an original, but all of which together, when executed and delivered, shall constitute one and the same agreement.

            11.11 No Third-Party Beneficiaries. Other than the parties hereto, this Agreement is not intended to confer upon any person any rights or remedies hereunder.

            11.12 Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each such party understands and has considered the implications of this waiver, (iii) each such party makes this waiver voluntarily, and (iv) each such party has been induced to enter into this Agreement by, among other things, the waivers and certifications in this Section 11.12.

                            [Signature pages follow]

      IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed the day and year first above written.


KROLL INC.                              FACTUAL DATA CORP.



By:______________________________       By:______________________________
Name:                                   Name:
Title:                                  Title:




__________________________________      __________________________________
Jerald Donnan                           Marcia Donnan

      6921 East County Road 54                6921 East County Road 54
      Fort Collins, CO 80524                  Fort Collins, CO 80524
      Tel No: (970) 484-8596                  Tel No: (970) 484-8596




__________________________________      __________________________________
James Donnan                            Russell Donnan

      2600 Somerville Court                   8404 South County Road 3
      Fort Collins, CO 80526                  Fort Collins, CO 80528
      Tel No: (970) 224-4985                  Tel No: (970) 223-2389



__________________________________      __________________________________
Todd Neiberger                          Abdul Rajput

Address:___________________________     Address:___________________________

__________________________________      ___________________________________

__________________________________      ___________________________________

Telecopy No.: (   ) ___-____            Telecopy No.: (   ) ___-____


__________________________________
Robert Terry

Address:___________________________

___________________________________

___________________________________

Telecopy No.: (   ) ___-____

BCI Growth V, L.P.                      CIVC Fund, L.P.


By:_______________________________      By:_______________________________

Its: ______________________________     Its: ______________________________

Address:___________________________     Address:___________________________

___________________________________     ___________________________________

___________________________________     ___________________________________

Telecopy No.: (   ) ___-____            Telecopy No.: (   ) ___-____

                                   SCHEDULE A

                      List of Stockholders and Owned Shares


--------------------------------------------------------------------------------

          Name of Stockholder                    Number of Shares Owned
--------------------------------------------------------------------------------
             Jerald Donnan                              1,253,490
--------------------------------------------------------------------------------
             Marcia Donnan                              1,253,490
--------------------------------------------------------------------------------
              James Donnan                               285,014
--------------------------------------------------------------------------------
             Russell Donnan                              278,878
--------------------------------------------------------------------------------
              Abdul Rajput                               10,000
--------------------------------------------------------------------------------
              Robert Terry                               45,500
--------------------------------------------------------------------------------
           BCI Growth V, L.P.                            545,286
--------------------------------------------------------------------------------
            CIVC Fund, L.P.                             1,112,829
--------------------------------------------------------------------------------

                                   SCHEDULE B

                                IRREVOCABLE PROXY

      The undersigned stockholder of Factual Data Corp., a Colorado corporation (the "Company") , hereby irrevocably (to the fullest extent permitted by law) appoints Michael Cherkasky and Michael Beber, and each of them, as the sole and exclusive attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the fullest extent that the undersigned is entitled to do so) with respect to all of the outstanding shares of capital stock of the Company that are owned beneficially by the undersigned as of the date of this Proxy (collectively, the "Shares") only in accordance with the terms of this Proxy. The Shares owned beneficially by the undersigned stockholder as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the voting rights granted by this Proxy until after the Expiration Time (as defined below).

      This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest in the Company and is granted pursuant to that certain Voting Agreement of even date herewith by and among Kroll Inc., a Delaware corporation ("Acquiror"), certain stockholders of the Company (including the undersigned stockholder) and the Company and as an inducement to Acquiror to enter into an Agreement and Plan of Reorganization by and among Acquiror, Golden Mountain Acquisition Corporation, a Colorado corporation ("Merger Sub"), and the Company dated as of even date herewith (as amended, modified or supplemented in accordance with its terms, the "Merger Agreement"), which Merger Agreement provides for the acquisition of the Company by Acquiror, subject to certain conditions, through a merger whereby Merger Sub will merge into Company and the holders of the outstanding shares of common stock of the Company will be entitled to receive cash and shares of common stock of Acquiror as provided in the Merger Agreement. As used herein, the term "Expiration Time" shall mean the earlier to occur of (i) the termination of the Merger Agreement in accordance with its terms and (ii) the Effective Time of the Merger (as such terms are defined in the Merger Agreement).

      The attorneys-in-fact and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Time, to act as the undersigned's attorney-in-fact and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special or adjourned meeting of stockholders of the Company and in every written consent in lieu of such meeting (i) in favor of the adoption, approval and consummation of the Merger Agreement, the Merger and the other transactions contemplated thereby, and in favor of any matter that could reasonably be expected to facilitate the Merger (to the extent that such Shares have a right to vote thereon), (ii) against any other Acquisition Proposal or Alternative Transaction (each as defined in the Merger Agreement), and (iii) against any proposal that could reasonably be expected to (A) result in any change in the directors of the Company, any change in the present capitalization of the Company or any amendment to the Company's Certificate of Incorporation or Bylaws; (B) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; (C) impair in any material respect the ability of the Company to perform its obligations under the Merger Agreement; or (D) otherwise prevent or materially delay the consummation of the transactions contemplated by the Merger Agreement.

      Any obligation of the undersigned hereunder shall be binding upon the successors, heirs and legal or personal representatives of the undersigned, and shall survive the death or incapacity of the undersigned.

      This Proxy shall terminate, and be of no further force and effect, automatically at the Expiration Time.



                            [Signature Pages Follow]

      Dated:  ______________, 2003




                                        __________________________________
                                        [Stockholder - Print Name]



                                        By:_______________________________


                                        Shares of Company capital stock
                                        beneficially owned and subject to this
                                        Proxy:
                                        -     __________ shares of common
                                        stock.
                                        -     no shares of preferred stock.
                                        -     __________ shares of common
                                        stock issuable upon exercise of
                                        outstanding options, warrants or
                                        other rights.
                                        -     no shares of preferred stock
                                        issuable upon exercise of outstanding
                                        options, warrants or other rights.

                                        WITNESS:



                                        __________________________________
                                        [Name]

      Dated:  ______________, 2003




                                        __________________________________
                                        [Stockholder - Print Name]



                                        By:_______________________________


                                        Shares of Company capital stock
                                        beneficially owned and subject to this
                                        Proxy:
                                        -     __________ shares of common
                                        stock.
                                        -     no shares of preferred stock.
                                        -     __________ shares of common
                                        stock issuable upon exercise of
                                        outstanding options, warrants or
                                        other rights.
                                        -     no shares of preferred stock
                                        issuable upon exercise of outstanding
                                        options, warrants or other rights.

                                        WITNESS:



                                        __________________________________
                                        [Name]

      Dated:  ______________, 2003




                                        __________________________________
                                        [Stockholder - Print Name]



                                        By:_______________________________


                                        Shares of Company capital stock
                                        beneficially owned and subject to this
                                        Proxy:
                                        -     __________ shares of common
                                        stock.
                                        -     no shares of preferred stock.
                                        -     __________ shares of common
                                        stock issuable upon exercise of
                                        outstanding options, warrants or
                                        other rights.
                                        -     no shares of preferred stock
                                        issuable upon exercise of outstanding
                                        options, warrants or other rights.

                                        WITNESS:



                                        __________________________________
                                        [Name]

      Dated:  ______________, 2003




                                        __________________________________
                                        [Stockholder - Print Name]



                                        By:_______________________________


                                        Shares of Company capital stock
                                        beneficially owned and subject to this
                                        Proxy:
                                        -     __________ shares of common
                                        stock.
                                        -     no shares of preferred stock.
                                        -     __________ shares of common
                                        stock issuable upon exercise of
                                        outstanding options, warrants or
                                        other rights.
                                        -     no shares of preferred stock
                                        issuable upon exercise of outstanding
                                        options, warrants or other rights.

                                        WITNESS:



                                        __________________________________
                                        [Name]

      Dated:  ______________, 2003




                                        __________________________________
                                        [Stockholder - Print Name]



                                        By:_______________________________


                                        Shares of Company capital stock
                                        beneficially owned and subject to this
                                        Proxy:
                                        -     __________ shares of common
                                        stock.
                                        -     no shares of preferred stock.
                                        -     __________ shares of common
                                        stock issuable upon exercise of
                                        outstanding options, warrants or
                                        other rights.
                                        -     no shares of preferred stock
                                        issuable upon exercise of outstanding
                                        options, warrants or other rights.

                                        WITNESS:



                                        __________________________________
                                        [Name]

      Dated:  ______________, 2003




                                        __________________________________
                                        [Stockholder - Print Name]



                                        By:_______________________________


                                        Shares of Company capital stock
                                        beneficially owned and subject to this
                                        Proxy:
                                        -     __________ shares of common
                                        stock.
                                        -     no shares of preferred stock.
                                        -     __________ shares of common
                                        stock issuable upon exercise of
                                        outstanding options, warrants or
                                        other rights.
                                        -     no shares of preferred stock
                                        issuable upon exercise of outstanding
                                        options, warrants or other rights.

                                        WITNESS:



                                        __________________________________
                                        [Name]

      Dated:  ______________, 2003




                                        __________________________________
                                        [Stockholder - Print Name]



                                        By:_______________________________


                                        Shares of Company capital stock
                                        beneficially owned and subject to this
                                        Proxy:
                                        -     __________ shares of common
                                        stock.
                                        -     no shares of preferred stock.
                                        -     __________ shares of common
                                        stock issuable upon exercise of
                                        outstanding options, warrants or
                                        other rights.
                                        -     no shares of preferred stock
                                        issuable upon exercise of outstanding
                                        options, warrants or other rights.

                                        WITNESS:



                                        __________________________________
                                        [Name]

      Dated:  ______________, 2003




                                        __________________________________
                                        [Stockholder - Print Name]



                                        By:_______________________________


                                        Shares of Company capital stock
                                        beneficially owned and subject to this
                                        Proxy:
                                        -     __________ shares of common
                                        stock.
                                        -     no shares of preferred stock.
                                        -     __________ shares of common
                                        stock issuable upon exercise of
                                        outstanding options, warrants or
                                        other rights.
                                        -     no shares of preferred stock
                                        issuable upon exercise of outstanding
                                        options, warrants or other rights.

                                        WITNESS:



                                        __________________________________
                                        [Name]